LUCAS ENERGY
NYSE MKT: LEI

Segundo Resources, LLC

CAMBER ENERGY INCORPORATED

"Renewed Growth and Acquisition Company"

Exploiting Opportunities in Oil, Gas and NGL's

Investor Presentation

January 2016

Forward-Looking and Cautionary Statements

On December 29, 2015 Lucas Energy, Inc. (NYSE MKT: LEI) ("Lucas" or the "Company") announced the signing of a purchase agreement to acquire working interests in producing properties and undeveloped acreage located in Central Oklahoma. This presentation is accompanied by a conference call (held on January 21, 2016) where certain facts and details presented herein are explained in greater detail. The acquisition has not yet been consummated therefore the presentation assumes a closing will occur. References to "acquired" and "acquires" are forward looking and only in effect following a closing of the transaction whereby Lucas will change its name to Camber Energy Inc.

The information discussed in this presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, subject to various risks and uncertainties that could cause the Company's actual results to differ materially from those in the "forward-looking" statements. Although Lucas believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this presentation.

These risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the asset purchase agreement; and the inability to complete the transaction due to the failure to satisfy any of the conditions to completion of the transaction. These also include risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Lucas to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in Lucas's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, available at the SEC's website at www.sec.gov.

Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available at http://www.sec.gov.

Important Information

In connection with the planned acquisition described below, Lucas currently intends to file a registration statement and a proxy statement with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Lucas may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement, when filed as they will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Lucas. Prospective investors may obtain free copies of the registration statement and the proxy statement, when filed, as well as other filings containing information about Lucas, without charge, at the SEC's website (www.sec.gov). Copies of Lucas' SEC filings may also be obtained from Lucas without charge at Lucas' website (www.lucasenergy.com) or by directing a request to Lucas at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Participants in Solicitation

Lucas and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lucas' directors and executive officers is available in Lucas' Annual Report on Form 10-K for the year ended March 31, 2015, filed with the SEC on July 14, 2015 and Lucas' definitive proxy statement on Schedule 14A, filed with the SEC on February 9, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement to be filed with the SEC by Lucas in connection with the proposed transaction and in other relevant documents filed by Lucas with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Our First Step Transaction

Lucas Energy Announces Entry Into Mid-Continent With Agreement To Acquire Hunton Properties

December 31, 2015 – Houston, Texas – Lucas Energy, Inc. (NYSE MKT: LEI) announced today that is has signed a purchase agreement to acquire, from 21 different entities and individuals, working interests in producing properties and undeveloped acreage. The assets being acquired include varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region.

Source: Press Release (12/31/15)

LUCAS ENERGY

has acquired the assets of

Segundo Resources, LLC

to form

CAMBER ENERGY INCORPORATED

Lucas Energy Inc. History

Since 2012, Lucas Energy has gone through widespread changes: restructuring its management team, capital structure and overall strategic vision.

December 2012	• Appointment of new CEO, Anthony Schnur • Completion of $4 million non-core asset sale
March / April 2013	• Settlement of lawsuit, eliminating $24 million in related obligations • Completion of $2.75 million loan • Completion of final litigation settlement, eliminating $1.3 million in obligations
August / September 2013	• Completion of $7.5 million loan agreement, replacing existing outstanding debt • Raised $3.45 million of common equity capital with well-reputed energy investor
November / December 2013	• Completed fourth work-over and drilled one lateral extension in the Austin Chalk • Plan to leverage Eagle Ford assets for exploitation of proven/possible reserves • Seek opportunities for strategic partnership, acquisitions and/or merger (on-going)
March 2014 to September 2014	• Raised $2 million of common equity in private placement • Restructured existing term loan • Completion of cost containment program, reducing G&A and LOE by 60%+
September 2014 to December 2014	• Granted NYSE MKT listing extension through January 2015 • $20 Million Financing package; term sheet signed Oct. '14; *withdrawn in Dec. '14 due to precipitous decline in the price of oil.*
January 2015 to December 2015	• Oil falls to $40/bbl and below • Establishes $2.4 million working capital line of credit • Transfers secured debt and legacy oil and gas assets into non-recourse SPV • Re-gains compliance with NYSE listing standards
Present	☆ **Acquires Segundo's Hunton Oklahoma assets: 1,200 BOE/d, 10,000 net acres**

☆ **A first step transaction in our transition from a distressed turn-around concern to a renewed growth and acquisition company.**

CAMBER ENERGY INCORPORATED

Segundo Resources, LLC (the "Sellers")

- Segundo Resources, LLC is a joint venture management company managed by Mr. Richard Azar who has an ownership stake in some but not a majority of the private entities from whom the interests are being purchased.
- The acquisition is made up of 21 different individuals and entities who have made direct investment in the Hunton properties to be acquired and referred to collectively as "Segundo".
- The parties who have elected to sell their interests, largely for stock, have done so individually.
- Importantly, Mr. Azar, who has been active in the Hunton play for nearly 20 years, will be joining the new Camber as its Executive Chairman.


6 Individuals
6 Trusts / Other
Segundo Resources LLC
6 LTD's
3 LLC's

Acquisition Overview

The pending acquisition of assets managed by Segundo Resources, LLC spurred the planned creation of Camber Energy, Inc. [(1)]

[(1)] This transaction is subject to certain closing conditions pursuant to the Asset Purchase Agreement dated December 30, 2015. If all conditions are not met, the proposed acquisition will not be completed.

Deal Overview

- Cash payment of $4.975MM
- Issuance of 13.0MM shares of LEI common shares
- Issuance of $13.8MM of preferred stock
- Assumption of $31.4MM of senior bank debt
- 10% / 90% split between existing LEI and Segundo stockholders upon closing



Hunton Liquids Play
~9,900 net acres
Midland Basin
~553 net acres
Houston, TX HQ

Asset Overview

- Interest in 115 gross (25 net) producing wells
- Current net production of 1,200 BOE/d
  - 47% gas, 47% NGL, 6% oil
- 10,000 net acres in Lincoln, Logan and Payne Counties, Oklahoma
- 553 net acres in Glasscock County, Texas
- Transportation, gathering and saltwater disposal infrastructure on-site
- Upside for in-field optimization and additional prospective formations

CAMBER ENERGY INCORPORATED

Investment Highlights of Acquisition

Strong , Long-Lived Reserve Base

- Attractive, low decline reserves
- High BTU content liquids representing 53% of product mix
- 1,200 BOE/d Net Daily Production as of 12/31/15
- 7.7 MMBOE 2P Reserves as of 12/31/15

Well Positioned HBP Acreage

- ~10,000 net acres in Central Oklahoma across Lincoln, Logan and Payne counties
- ~553 net acres in West Texas in Glasscock county
- Expansion of interests through WI acquisition, additional leasing & forced pooling
- Expansion potential in additional formations and beyond existing leasehold

Significant Drilling and Development Potential

- Significant undeveloped acreage position
- 50 Hunton drilling locations identified
- 2 Net Permian Locations identified
- Prue Sand development locations in review

Strengthened Balance Sheet and Cost Structure

- Transferred $7.5 million of secured debt to SPV non-recourse to Lucas
- Anticipate low cost (5.5% interest) reserve based bank lending facility
- Consolidated Working Interests of 21 different entities

Proven Leadership and Technical Expertise

- Richard N. Azar II, pioneer of the Hunton dewatering play in Central Oklahoma
- Anthony C. Schnur, twenty five year financial professional with significant E&P executive management experience
- Kenneth R. Sanders, professional petroleum engineer with over 40 years experience

CAMBER ENERGY

Asset Overview

Asset Overview


~10,453 Total Net Acres
Coyle Field
Hunton Subcrop Edge
Oklahoma City
Twin Cities / Central Dolomite

Market Capitalization – AVE 2016	**$7.7M**
Avg. Daily Production – Q4 2015	**1,200 BOE/d**
Oil & Liquids (% total)	53%
Natural Gas (% total)	47%
Proved + Probable Reserves	**7.7 million BOE**
% Proved Developed	52%
Drilling Inventory	50 locations

BY CATEGORY


PUD
10%
90%
PDP

BY PRODUCT


6%
Oil
47%
Nat Gas
NGL
47%

BY AREA


5%
W. TX
95%
Central OK

CAMBER ENERGY INCORPORATED

Hunton Carbonate Play

The Hunton play is found in a limestone formation stretching over 2.7 million acres in Oklahoma and in surrounding states of Texas, Arkansas and New Mexico, characterized largely by high quality oil and high BTU content natural gas production.

- The Hunton is a dual porosity carbonate system of oil-wet primary porosity and water-saturated secondary porosity located in north-central Oklahoma
- Primarily a liquids-rich, high-BTU gas, light oil play with high water/hydrocarbon production ratios, which has been largely ignored by the industry
- New drilling and production techniques have enabled profitable development over the last decade
- Extensive dewatering lowers reservoir pressure allowing the liberation and mobilization of oil, natural gas and NGLs from smaller rock pores
- High volumes of saltwater must be removed in order to reduce pressure sufficiently to allow gas to produce from the reservoir



Dewatering Play
Hunton Group
Oil
Gas
Water
Woodford Shale
Conventional Play
Simpson Shale
Arbuckle Shale (Water Disposal Zone)
1
2
3
4

Source: Equal Energy

Hunton Oklahoma – Lincoln & Logan County (Twin Cities)

- 60 currently producing wells
  - 53 Horizontal
- 13.3% average working interest and associated net revenue interest of 10.6%
- Operated by privately-held Equal Energy
- Operating under a Standard Joint Operating Agreement with standard participation and well proposal rights



Legend
Equal Wells
Faults
2015 Wells
2014 Wells

Hunton Oklahoma – Payne County (Coyle Field)


BRITTANY ENERGY, L.L.C.

- 15 currently producing wells
- 7 shut-in wells are future recompletion opportunities
- 3 privately-owned SWDs
  - All 3 SWDs plumbed together allows flexible water distribution and downtime protection
  - Excess disposal capacity is a long-term opportunity as a commercial SWD facility
- Drillable Locations in pricing recovery
  - 7+ potential Hunton locations easily tied into current infrastructure
  - Several potential Mississippian locations easily tied into current infrastructure – American Energy Partners & Devon wells nearby

Camber Curve

cam • ber | *kambər* | *(noun)* - a slightly convex or arched shape



HUNTON PRODUCTION PROFILE
128
64
32
16
8
4
2
1
GALLONS (000's)
35
30
25
20
15
10
5
-
MCF (000's)
<--Increasing NGL Yield Over Time--->
NGL Gross (Mgal)
Gas Gross (MMcf)
1 7 13 19 25 31 37 43 49 55 61 67 73 79 85 91 97 103 109 115 121 127 133 139 145 151 157 163 169 175 181 187 193 199 205 211 217
MONTHS

Compare & Contrast Illustration: Hunton vs. Eagle Ford

Comparing the same $2 million dollar investment in each play:

Assumptions:

Type Curve	Hunton
• Initial Rate	800 Mcf/day
• EUR	900 Mboe
• D&C 8/8ths	2.0 Mill
• WI	100%
• NRI	80%
• Net Investment	***2.0 Mill***

Type Curve	E-Ford
• Initial Rate	850 Bbl/day
• EUR	500 Mboe
• D&C 8/8ths	8.0 Mill
• WI	25%
• NRI	73%
• Net Investment	***2.0 Mill***

Pricing:

• Oil	$48/Barrel
• Nat Gas	$2.75/Mcf
• NGL's	$0.47/Gallon



Monthly Operating Income
Hunton
E-Ford
$225
$200
$175
$150
$125
$100
$75
$50
$25
$-
(000's)
0
12
24
36
48
MONTHS
The Hunton Type Well achieves a greater ROI (2.3 to 1.6) and 2x the NPV while providing a nearly equivalent IRR.

The Eagle Ford type well delivers 45% of it's total operating income in the initial 17 months contributing to a favorable IRR profile but delivering only 70% of the total income of the Hunton.

The Hunton type well delivers 89% of its total operating income after the initial 17 months. This is a result of a much flatter decline which provides greater stability.

Notes:

1) The Price Deck utilized are the average (flat) prices of the January 5, 2016 forward curve.
2) The production profiles utilized above are internally generated estimates based a reasonably expected outcomes.
3) The Drilling & Completion costs are known AFE costs from the fall of 2014. We would anticipate that today's costs would be substantially lower.

Compare & Contrast Illustration: Hunton vs. Eagle Ford

Comparing the same $2 million dollar investment in each play:

Assumptions:

Type Curve	Hunton
• Initial Rate	800 Mcf/day
• EUR	900 Mboe
• D&C 8/8ths	2.0 Mill
• WI	100%
• NRI	80%
• ***Net Investment***	***2.0 Mill***

Type Curve	E-Ford
• Initial Rate	850 Bbl/day
• EUR	500 Mboe
• D&C 8/8ths	8.0 Mill
• WI	25%
• NRI	73%
• ***Net Investment***	***2.0 Mill***

Pricing:

• Oil	$48/Barrel
• Nat Gas	$2.75/Mcf
• NGL's	$0.47/Gallon

The Eagle Ford type well pays out in 40 months, however, the PV10 of the remaining cash flow is only 31% of the total PV10 – less than half of the financial capacity provided by the Hunton.

The Hunton type well pays out in 50 months and the PV10 of the remaining cash flow is over 60% of the total PV10. We expect the Hunton will deliver a greater financial capacity into the future.



PV10 REMAINING
3,000
2,500
2,000
1,500
1,000
500
-
(000's)
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216
MONTHS
Hunton
E-Ford
Payout Month
Hunton
E-Ford

Notes:

1) The Price Deck utilized are the average (flat) price of the January 5, 2016 forward curve.
2) The production profiles utilized above are internally generated estimates based a reasonably expected outcomes.
3) The Drilling & Completion costs are known AFE costs from the fall of 2014. We would anticipate that today's costs would be substantially lower.

CAMBER ENERGY INCORPORATED

CAMBER ENERGY

Three Prong Growth Potential

The Company plans to attain significant growth through three value engines:

Value Engine	Features			
Develop What We Own	50+ Drilling Locations	Significant Production with Running Room	Vertical Development of Stacked Pay Zones	Analogous Project Possibilities
Bolt-On Acquisitions	Pooling Potential	Working Interest Consolidation	Production & Leasehold Consolidation	Most Efficient Deployment of Capital
Material Acquisitions	Increasingly Active A&D Market	Low Entry Point in Cycle	Increased Base of Cash Flow	Focus on Operational Efficiency

Drill What We Own

Undeveloped Reserve Categories

(Illustration Acreage Map)



Proved Producing
Proved Undeveloped
Probable*

***In a shale play, the probable, as situated above, would be considered Proved.**

A Hunton Locations

- 50+ Identified Locations
- 10 Proved to date (anticipate this number increasing)
- 6 Initial Proved Wells to be drilled identified
- Targeting initial drilling in Q2 2016

B Vertical Expansion (Additional Zones – "Stacked Pay")



From top to bottom there are 19 potentially productive zones that may be developed at various depths within the existing acreage. Other Notable Sands/Formations Present in Camber Acreage:

- Shallow Pennsylvanian formations such as the Bartlesville, Redfork and Skinner,
- Prue Sand – high priority target
- Mississippi Lime – 'nearby' development
- Woodford Shale – present and being developed (American Energy Partners, Devon, Chesapeake)

“Bolt-On” Expansion Opportunities

A

Leasehold Expansion
(Additional Acreage – “Pooling”)



Acquisition of additional leasehold within the core area of interest.

B

Ownership Expansion
(Additional Working Interests)


% % %
% % %
% % %

Acquisition and aggregation of additional working interests within the same core assets.

C

Acreage & Production Expansion
(Offset / Nearby)


Camber Production
Camber Acreage
Offset Production
Offset Acreage

Acquisition of offset or nearby production and acreage is an efficient use of capital when combined to existing infrastructure.

Expansion Through Acquisition

We believe the current oil price environment presents an unusual opportunity to establish a platform to acquire producing assets. *We believe:*

1. **Platform Growth |** Camber can acquire substantial reserves and production at more favorable valuations than in years prior; providing substantial growth opportunities with the right platform
2. **Transaction Flexibility |** Camber can acquire assets using less cash by utilizing more structured transactions such as earn-outs, conditional option payments; convertible debt and other structures which not only favors buyers with financial wherewithal, but buyers with marketable equity upside
3. **Optimization Upside |** Many leveraged companies are, or will be divesting attractive non-core assets via strategic divestitures, partial liquidations or bankruptcies, which can be optimized operationally and managed more efficiently by the right technical and operating team


1
Platform Growth
2
Transaction Flexibility
Optimization Upside
3

CAMBER ENERGY INCORPORATED

Leadership & Management

Richard N. Azar II *Executive Chairman & Key Shareholder*	• Mr. Azar is a partner in San Antonio based Segundo Resources, a private holding company which managed producing oil & gas assets in Central Oklahoma and West Texas • For over 20 years, Mr. Azar has been instrumental in developing the Hunton dewatering resource play in Central Oklahoma through his ownership in several oil & gas ventures, including Altex Resources, Inc. • Mr. Azar is currently a director at Petroflow Energy Corp., an independent exploration and production company based in Tulsa, Oklahoma
Anthony C. Schnur *Director, President & Chief Executive Officer*	• Joined Lucas as CFO in 2012; led Lucas turnaround as CEO, cleaning the capital structure and made significant cost cuts; previously spent three years as the interim CEO/CFO of Chroma Oil & Gas, a private equity backed E&P with operations in Texas and Louisiana • Previously served eight years as an independent executive where he held various non-traditional employee/consultant/CFO/advisor roles • Mr. Schnur has been asked to lead several work-out/turn-around initiatives in the E&P space
Kenneth R. Sanders *Senior Vice President & Chief Operating Officer*	• Joined Lucas in September 2013, after serving as President and CEO of Research Exploration LLC since 2007 • Previously served as President and CEO of Contour Energy where he successfully led a financial turnaround • Experience at other publicly-traded energy companies includes eight years at Seagull Energy focused on exploitation, acquisitions and engineering, in addition to Shell Oil, and Kerr McGee

Directors

- **Richard N. Azar II,** *Executive Chairman, Founding Partner of Segundo Resources, LLC*
- **Anthony C. Schnur,** *Director, President & CEO*
- **Alan Dreeben,** *Director, Director & Owner of Republic National Distributing Company*
- **Robert D. Tips,** *Director, Chairman & CEO of Mission Park Funeral Chapels & Cemeteries*
- **Fred S. Zeidman,** *Director, Chairman of Petroflow Energy Corporation*
- **Fred Hofheinz,** *Director, former Mayor of Houston & Attorney at Williams, Birnberg & Andersen L.L.P.*

CAMBER ENERGY
INCORPORATED

GLOSSARY OF ABBREVIATIONS

Bbl	Barrel
BOE	Barrel of Oil Equivalent
BOE/d	Barrel of Oil Equivalent per Day
BTU	British Thermal Unit
D&C	Drilling and Completion
EUR	Estimated Ultimate Recovery
G&A	General and Administrative
IRR	Internal Rate of Return
LOE	Lease Operating Expense
MBOE	Thousand Barrel of Oil Equivalent
MCF	Thousand Cubic Feet
MCF/d	Thousand Cubic Feet per Day
Mgal	Thousand Gallons
MM	Million
MMBOE	Million Barrel of Oil Equivalent
MMcf	Million Cubic Feet
NGL	Natural Gas Liquid
NPV	Net Present Value
NRI	Net Revenue Interest
ROI	Return on Investment
SPV	Special Purpose Vehicle
SWD	Salt Water Disposal
WI	Working Interest

COMPANY DETAIL

Lucas Energy, Inc. / Camber Energy, Inc.
450 Gears Rd., Suite 780
Houston, TX 77067
Phone: (713) 528-1881
Fax: (713) 337-1510
www.lucasenergy.com

INVESTOR RELATIONS CONTACT

Dennard Lascar Associates
(713) 529-6600

M. Carol Coale
ccoale@dennardlascar.com

Kenneth S. Dennard
ken@dennardlascar.com